LIMITED POWER OF ATTORNEY
FOR THE
AAL VARIABLE PRODUCT SERIES FUND, INC.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AAL Variable Product Series Fund, Inc., a registered investment company organized under the laws of the state of Maryland, does hereby make, constitute and appoint Robert G. Same, James H. Abitz or Brett L. Agnew and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Fund to any Registration Statement or Registration Statements, or other applicable forms relating to the Fund, and all amendments including post-effective amendments, thereto, to be filed by such Fund with the Securities and Exchange Commission and any state insurance or state securities commission, if applicable, of shares of such Fund, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/Lawrence W. Stranghoener

Lawrence W. Stranghoener
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

LIMITED POWER OF ATTORNEY
FOR THE
AAL VARIABLE PRODUCT SERIES FUND, INC.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AAL Variable Product Series Fund, Inc., a registered investment company organized under the laws of the state of Maryland, does hereby make, constitute and appoint Robert G. Same, James H. Abitz or Brett L. Agnew and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Fund to any Registration Statement or Registration Statements, or other applicable forms relating to the Fund, and all amendments including post-effective amendments, thereto, to be filed by such Fund with the Securities and Exchange Commission and any state insurance or state securities commission, if applicable, of shares of such Fund, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/F. Gregory Campbell

F. Gregory Campbell
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

LIMITED POWER OF ATTORNEY
FOR THE
AAL VARIABLE PRODUCT SERIES FUND, INC.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AAL Variable Product Series Fund, Inc., a registered investment company organized under the laws of the state of Maryland, does hereby make, constitute and appoint Robert G. Same, James H. Abitz or Brett L. Agnew and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Fund to any Registration Statement or Registration Statements, or other applicable forms relating to the Fund, and all amendments including post-effective amendments, thereto, to be filed by such Fund with the Securities and Exchange Commission and any state insurance or state securities commission, if applicable, of shares of such Fund, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/Richard L. Gady

Richard L. Gady
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

LIMITED POWER OF ATTORNEY
FOR THE
AAL VARIABLE PRODUCT SERIES FUND, INC.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AAL Variable Product Series Fund, Inc., a registered investment company organized under the laws of the state of Maryland, does hereby make, constitute and appoint Robert G. Same, James H. Abitz or Brett L. Agnew and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Fund to any Registration Statement or Registration Statements, or other applicable forms relating to the Fund, and all amendments including post-effective amendments, thereto, to be filed by such Fund with the Securities and Exchange Commission and any state insurance or state securities commission, if applicable, of shares of such Fund, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/John O. Gilbert

John O. Gilbert
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

LIMITED POWER OF ATTORNEY
FOR THE
AAL VARIABLE PRODUCT SERIES FUND, INC.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AAL Variable Product Series Fund, Inc., a registered investment company organized under the laws of the state of Maryland, does hereby make, constitute and appoint Robert G. Same, James H. Abitz or Brett L. Agnew and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Fund to any Registration Statement or Registration Statements, or other applicable forms relating to the Fund, and all amendments including post-effective amendments, thereto, to be filed by such Fund with the Securities and Exchange Commission and any state insurance or state securities commission, if applicable, of shares of such Fund, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/Lawrence M. Woods

Lawrence M. Woods
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.

LIMITED POWER OF ATTORNEY
FOR THE
AAL VARIABLE PRODUCT SERIES FUND, INC.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AAL Variable Product Series Fund, Inc., a registered investment company organized under the laws of the state of Maryland, does hereby make, constitute and appoint Robert G. Same, James H. Abitz or Brett L. Agnew and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Fund to any Registration Statement or Registration Statements, or other applicable forms relating to the Fund, and all amendments including post-effective amendments, thereto, to be filed by such Fund with the Securities and Exchange Commission and any state insurance or state securities commission, if applicable, of shares of such Fund, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

/s/Edward W. Smeds

Edward W. Smeds
Director
AAL VARIABLE PRODUCT SERIES FUND, INC.